UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2007
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois		60555

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 753-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On October 23, 2007, Navistar Financial Corporation (NFC), the captive finance subsidiary of Navistar International Corporation (the company), received a Second Amendment and a Fourth Waiver and Consent (the Waiver) from the participants in its $1.4 billion Amended and Restated Credit Agreement dated as of July 1, 2005, as amended (the Agreement). The Waiver was designed to provide additional surety around NFC’s capital structure. The Waiver extends through December 31, 2007, and expands the previous waivers which waive any default or event of default resulting solely from NFC’s and the company’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2007.
     The Waiver expires on December 31, 2007. During the period from November 1, 2007 until the waiver terminates, interest rate on certain loans under the Agreement shall be increased by 0.25%.
     The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete waiver filed as Exhibit 10.1 NFC’s Form 8-K filed with the Securities and Exchange Commission (SEC) on October 25, 2007 and incorporated herein by reference. Additionally, the following previous waivers related to the Agreement are also incorporated herein by reference: (1) waiver dated January 17, 2006 filed with the SEC on March 8, 2006 on NFC’s Form 8-K; (2) waiver dated March 2, 2006 filed with the SEC on March 8, 2006 on NFC’s Form 8-K; and (3) waiver dated November 10, 2006 filed with the SEC on November 20, 2006 on NFC’s Form 8-K.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
     In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     Today, the company announced, in a news release, summary preliminary and unaudited restated financial information for fiscal years 2003, 2004, and 2005, marking progress toward becoming a current filer with the SEC. The company’s senior management also provided the company’s third quarter 2007 operating metrics and reaffirmed its commitment to 2009 growth and pro forma segment margin targets. A copy of that news release with the complete announcement is attached as Exhibit 99.1.
     The financial information contained in Exhibit 99.1 is not a complete statement of the company’s results for fiscal years 2005, 2004 and 2003, and has not been reviewed by the company’s independent accountants. Until the company’s Annual Report on Form 10-K for fiscal 2005 and the requisite audit of the financial statements and related disclosures included in the 2005 Form 10-K are complete, the financial information contained in Exhibit 99.1 is subject to change, which could be material.
     Exhibit 99.1 also contains information on certain elements of the company’s internal investigation and an investigation conducted by an independent law firm. The information contained in Exhibit 99.1 regarding the investigations is subject to change and is not intended to be a full report of such investigations, which will be discussed in the company’s 2005 Form 10-K when filed.
ITEM 8.01 OTHER EVENTS
     On October 23, 2007 the company announced that the United Auto Workers union (UAW) has elected to strike the company. The UAW represents approximately 3,700 employees at nine company facilities that are covered by multi-site contracts that expired on October 1. The press release announcing the UAW strike is attached as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description	Page
99.1	Press Release — Navistar Releases Unaudited Restated 2003-2005 Financial Data; Reaffirms 2009 Revenue Growth and Margin Targets
99.2	Press Release — UAW Members Choose to Strike Against International Truck and Engine Corporation
Forward Looking Statements
     Information provided and statements contained in this report that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006. In addition, the financial information presented in this report is preliminary and unaudited and is subject to change based on the completion of our on-going review of accounting matters, the completion of our fiscal year 2005 and 2006 annual financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company’s financial statements for 2005 and financial information for2005 through 2007 due to revised application of certain accounting principles and methodologies that individually or in the aggregate may be material.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: October 25, 2007	/s/ William A. Caton
William A. Caton
Executive Vice President and Chief Financial Officer